EXHIBIT "99"

                       EAST TEXAS FINANCIAL SERVICES, INC.


 1200 South Beckham o P. O. Box 6910 o Tyler, TX 75711-6910 o 903-593-1767
                               o Fax 903-593-1094




                                  NEWS RELEASE


 For verification, contact:         Gerald W. Free, Vice Chairman/President/CEO
                                    Derrell W. Chapman, Vice President/COO/CFO

Telephone:        (903) 593-1767
Fax:              (903) 593-1094

For immediate release:  April 28, 2000


------------------------------------------------------------------------------

                       EAST TEXAS FINANCIAL SERVICES, INC.
                   REPORTS EARNINGS AND DECLARES CASH DIVIDEND

Tyler, Texas, April 28, 2000, - - - East Texas Financial Services, Inc., (OTC Bulletin Board: ETFS.OB), the holding Company for First Federal Savings and Loan Association of Tyler, Texas, today reported that consolidated net income for the six months ended March 31, 2000, was $146,562 or $0.13 per common share, compared to $207,410 or $0.15 per common share reported for the same period in 1999.

For the three months ended March 31, 2000, the Company reported net income of $52,803 or $.05 per share, compared to $57,379 or $.04 per share for the three months ended March 31, 1999.

Net income for the six months ended March 31, 1999 was restated to reflect an adjustment by the Company's independent auditors at September 30, 1999. Other noninterest income was decreased by $39,000 and income tax expense was decreased by $13,260 to reflect the restatement. The restatement was related to the recovery of a deficiency judgement against a borrower filed in a prior period. The recovery was reported as other non-interest income at December 31, 1998 and was restated and added to the Company's general valuation allowance at the September 30, 1999 audit.

In conjunction with the release of earnings, Mr. Free announced that the Company would continue its quarterly cash dividend of $0.05 per share to be paid on May 24, 2000 to stockholders of record as of May 9, 2000. The annualized dividend yield is approximately 2.58% based on the most recent market price of $7.75.

Over the past three months, shares of the Company's stock have traded between $7.00 and $10.00 per share. At March 31, 2000, the Company had 1,162,320 shares of stock outstanding and a book value per share of approximately $14.13.

Capital levels for the Company's wholly owned subsidiary, First Federal Savings and Loan Association of Tyler, were reported, at March 31, 2000, as 9.765% for both tangible and core ratios. The minimum regulatory requirements for tangible and core capital ratios were 1.50% and 4.00% respectively. The Association's risk-based capital ratio was 23.984% at quarter end as compared to the minimum 8.0% regulatory requirement.

At March 31, 2000, non-performing assets totaled $182,000 or 0.12% of total assets as compared to $768,000 or 0.50% of total assets at September 30, 1999. Non-performing loans equaled $182,000 or 0.26% of loans receivable at March 31, 2000, compared to $768,000 or 1.14% at September 30, 1999. Classified assets were reported as $711,000 or 0.49% of total assets at March 31, 2000, compared to $1.1 million or 0.71% of total assets at September 30, 1999.

East Texas Financial Services, Inc., is the holding company for First Federal Savings and Loan Association of Tyler, Texas, which presently operates three full service offices and two loan agencies in the Tyler area.

The Company's stock is traded under the symbol "ETFS" on the OTC Electronic Bulletin Board.


                       - selected financial data follows -

                       EAST TEXAS FINANCIAL SERVICES, INC.
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                  ASSETS                                      March 31, 2000            September 30, 1999
                                                              --------------            ------------------
                                                                (Unaudited)
Cash and due from banks                                       $     1,384,331           $      1,019,937
Interest-bearing deposits with banks                                  418,408                    974,627
Interest-earning time deposits with financial institutions          1,485,000                  2,461,617
Federal funds sold                                                          0                          0
Investment securities available-for-sale                            6,279,944                  5,918,750
Mortgage-backed securities available-for-sale                      36,517,765                 32,893,809
Investment securities held-to-maturity (estimated market
     value of $27,600,405 at March 31, 2000, and
     $29,948,866 at September 30, 1999)                            28,492,766                 30,481,413
Mortgage-backed securities held-to-maturity (estimated
     market value of $5,257,439 at March 31, 2000
     and $5,949,914 at September 30, 1999)                          5,097,182                  5,806,975
Loans receivable, net of allowance for credit losses of $277,899
     at March 31, 2000 and $270,039 at September 30, 1999          70,668,125                 67,250,334
Accrued interest receivable                                         1,174,723                  1,167,245
Federal Home Loan Bank stock, at cost                               2,932,200                  2,283,000
Premises and equipment                                              2,575,221                  2,607,213
Foreclosed real estate, net of allowance of $-0-                            0                          0
Mortgage servicing rights                                             255,152                    266,010
Other assets                                                          899,162                    593,991
                                                              ---------------           ----------------

     Total Assets                                             $   158,179,979           $    153,724,921
                                                              ===============           ================



     LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Noninterest deposits                                     $     1,992,223           $      2,021,914
     Interest-bearing deposits                                     81,102,901                 85,517,925
                                                              ---------------           ----------------
         Total deposits                                            83,095,124                 87,539,839

     FHLB advances                                                 57,777,064                 45,057,877
     Notes payable to other banks                                           0                          0
     Advances from borrowers for taxes and insurance                  348,204                    823,755
     Federal income taxes
           Current                                                    (4,356)                        -0-
           Deferred                                                    33,036                    108,184
     Accrued expenses and other liabilities                           507,070                  1,775,938
                                                              ---------------           ----------------
     Total liabilities                                            141,756,142                135,305,593

Stockholders' equity:
     Preferred stock, $0.01 par value, 500,000
        shares authorized, none outstanding
     Common stock, $0.01 par value, 5,500,000 shares authorized,
        1,884,492 shares issued and 1,162,320 outstanding              18,845                     18,845
     Additional paid-in-capital                                    12,397,167                 12,397,167
     Deferred compensation - RRP shares                               (38,794)                   (96,985)
     Unearned employee stock ownership plan shares                   (442,059)                  (442,059)
     Unrealized gain/(loss) available-for-sale securities (net)      (343,156)                  (148,174)
     Retained earnings (substantially restricted)                  13,699,116                 13,675,391
     Treasury stock, 722,172 shares at cost                        (8,867,282)                (6,984,857)
                                                              ---------------           ----------------

           Total stockholder's equity                              16,423,837                 18,419,328
                                                              ---------------           ----------------

           Total liabilities and stockholders' equity         $   158,179,979           $    153,724,921
                                                              ===============           ================

                       EAST TEXAS FINANCIAL SERVICES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                       Three Months                              Six Months
                                                      Ended March 31,                           Ended March 31,
                                             (Unaudited)          (Unaudited)
                                                 2000                1999                 2000               1999
                                            ---------------------------------        ------------------------------
INTEREST INCOME
Loans receivable:
     First Mortgage                       $   1,171,733       $   1,105,784         $   2,315,129    $    2,227,971
     Consumer and other loans                   164,101              83,109               333,491           159,118
Securities available for sale:
     Investment securities                       43,304              37,655               282,847            52,190
     Mortgage-backed securities                 639,370             312,272             1,217,326           576,592
   Securities held to maturity:
     Investment securities                      556,421             417,734               936,541           885,040
     Mortgage-backed securities                  92,896             138,310               180,898           317,010
   Deposits with banks                           11,194              50,913                34,815            83,996
                                          -------------       -------------         -------------    --------------

       Total interest income                  2,679,019           2,145,777             5,301,047         4,301,917
                                          -------------       -------------         -------------    --------------

INTEREST EXPENSE

   Deposits                                   1,016,244           1,045,721             2,037,824         2,129,252
   FHLB advances                                835,214             305,619             1,563,556           556,837
   Interest Expense to other banks                7,291                   0                21,979                 0
                                          -------------       -------------         -------------    --------------

       Total interest expense                 1,858,749           1,351,340             3,623,359         2,686,089
                                          -------------       -------------         -------------    --------------

       Net interest income before
          provision for loan losses             820,270             794,437             1,677,688         1,615,828

   Provision for loan losses                        402                   0                   402                 0
                                          -------------       -------------         -------------    --------------

       Net interest income after
         provision for loan losses              819,868             794,437             1,677,286         1,615,828
                                          -------------       -------------         -------------    --------------

NONINTEREST INCOME
   Gain(loss) on sale of interest-earning
   assets                                        10,974              28,589                23,182           105,065
   Loan origination and commitment fees           7,824              23,450                19,783            47,058
   Loan servicing fees                           16,415              18,950                31,332            29,733
   Gain on foreclosed real estate                  (445)             (2,068)                 (855)              302
   Other                                         22,903               5,787                44,128            21,249
                                          -------------       -------------         -------------    --------------

       Total noninterest income                  57,671              74,708               117,570           203,407
                                          -------------       -------------         -------------    --------------

NONINTEREST EXPENSE
   Compensation and benefits                    496,407             518,609             1,068,510         1,028,684
   Occupancy and equipment                      131,885              68,687               260,196           114,891
   SAIF deposit insurance premium                15,611              13,480                17,702            26,464
   Loss on foreclosed real estate                     0                   0                     0             2,069
   Other                                        145,596             171,384               211,181           314,321
                                          -------------       -------------         -------------    --------------

       Total noninterest expense                789,499             772,160             1,557,589         1,486,429
                                          -------------       -------------         -------------    --------------

Income (loss) before provision for income
taxes                                            88,040              96,985               237,267           332,806

Income tax expense (benefit)                     35,237              39,606                90,705           125,396
                                          -------------       -------------         -------------    --------------

NET INCOME (LOSS)                         $      52,803       $      57,379         $     146,562    $      207,410
                                          =============       =============         =============    ==============



Earnings per common share                 $         .05       $         .04         $         .13    $          .15
Earnings per common share - assuming
dilution                                            .05                 .04                   .12               .15